Exhibit 13.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
                                       AND
                  ACTING CHIEF FINANCIAL OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with this Annual Report of Aktieselskabet Dampskibsselskabet Torm (the "Company") on Form 20-F for the year ended December 31, 2006 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Klaus Kjaerulff, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: June 25, 2007


/s/ Klaus Kjaerulff
-------------------
    Klaus Kjaerulff
    Chief Executive Officer and
    Acting Chief Financial Officer